UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 3, 2006 (March 31, 2006)

TETON ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31679	84-1482290
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

410 17th Street, Suite 1850

Denver, CO 80202

(Address of principal executive offices, including zip code)

(303) 565-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) Effective March 31, 2006, Patrick A. Quinn, resigned as Teton Energy Corporation’s (the “Company”) contract Chief Financial Officer.

(c) Effective March 31, 2006, the Company appointed Thomas F. Conroy, an independent director and a fully licensed CPA, as interim Chief Financial Officer.  Since 2002, Mr. Conroy has been a principal member of Mann-Conroy-Eisenberg & Assoc. LLC, a life insurance and reinsurance consulting firm, and since 2001, has been a managing principal of Strategic Reinsurance Consultants International LLC, a life reinsurance consulting and brokerage firm.  Mr. Conroy served as the Company’s interim Chief Financial Officer and Corporate Secretary from March 2002 until May 1, 2003, and a Director since 2002.  Prior to co-founding McCann-Conroy-Eisenberg, Mr. Conroy served in a variety of capacities with international insurance conglomerate ING, including serving as chief financial officer of several divisions of ING.  Prior to joining ING, Mr. Conroy was an auditor with Ernst & Whinney, a predecessor of Ernst & Young.

Effective March 31, 2006, the Company appointed Andrew M. Schultz, as its Vice President of Production. Prior to his appointment at the Company, Mr. Schultz was President of Emerald Resources, an oil and gas exploration company involved in the development and sale of exploration prospects in the Green River, Powder River, and Overthrust regions of Wyoming and the Denver-Julesberg Basin in Colorado.

ITEM 8.01 OTHER EVENTS

Effective, March 31, 2006, Patrick A. Quinn, the Company’s contract Chief Financial Officer resigned.  Mr. Quinn’s firm, Quinn & Associates, P.C., will continue to provide accounting services to the Company until a replacement is named and a suitable transition period has occurred.

Effective March 31, 2006, the Company appointed Thomas F. Conroy, an independent director, as interim chief financial officer.  Since 2002, Mr. Conroy has been a principal member of Mann-Conroy-Eisenberg & Assoc. LLC, a life insurance and reinsurance consulting firm, and since 2001, has been a managing principal of Strategic Reinsurance Consultants International LLC, a life reinsurance consulting and brokerage firm.  Mr. Conroy served as the Company’s interim Chief Financial Officer and Corporate Secretary from March 2002 until May 1, 2003, and a Director since 2002.  Mr. Conroy will not receive any additional consideration for his services as interim CFO in order that his temporary services not conflict with applicable AMEX regulations governing independent directors.  Mr. Conroy will temporarily resign from the Company’s audit and compensation committees while he serves as interim CFO.  During Mr. Conroy’s absence from the Audit Committee, Mr. Woodcock has been elected as an interim member of the Audit Committee.  In addition, Mr. William K. White, independent director, has agreed to assume Mr. Conroy’s chairmanship of the Company’s Governance and Nominating Committee during Mr. Conroy’s service as interim CFO.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 3, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: April 3, 2006	TETON ENERGY CORPORATION

	By:	/s/ Karl F. Arleth
Karl F. Arleth, Chief Executive Officer and President

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	Press Release of Teton Energy Corporation dated April 3, 2006.